UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2020

Medalist Diversified REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1051 E. Cary Street Suite 601 James Center Three Richmond, VA, 23219
(Address of principal executive offices)

(804) 344-4435
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR
8.0% Series A Cumulative Redeemable Preferred Stock, $0.01 par value	Nasdaq Capital Market	MDRRP

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Pursuant to the terms of a Securities Purchase Agreement, dated as of October 27, 2020 (the “Securities Purchase Agreement”), between Medalist Diversified REIT, Inc. (the “Company”) and YA II PN, LTD. (the “Purchaser”), the Company issued and sold a Convertible Debenture (the “Initial Convertible Debenture”) to Purchaser in the aggregate principal amount of $1,500,000.  The Initial Convertible Debenture was issued with a 5.0% original issue discount, resulting in net proceeds to us of $1,270,000 after deducting placement agent fees and closing costs.  Pursuant to the Securities Purchase Agreement, the Purchaser has agreed to purchase an additional $2,000,000 Convertible Debenture (the “Second Convertible Debenture”) and $1,500,000 Convertible Debenture (the “Third Convertible Debenture”; and together with the Initial Convertible Debenture and Second Convertible Debenture, the “Convertible Debentures”) from the Company upon the same terms as the Initial Convertible Debenture (subject to there being no event of default under the outstanding Convertible Debentures or other customary closing conditions). The Convertible Debentures shall mature one year from the date of their respective issuances (the “Maturity Date”).

The Second Convertible Debenture shall be purchased by the Purchaser upon the Company’s filing of a registration statement registering the shares of its common stock, $0.01 par value per share (the “Common Stock”), issuable up on the conversion of the Convertible Debentures (the “Conversion Shares”), and the Third Convertible Debenture shall be purchased by the Purchaser when such registration statement is declared effective by the SEC. The net proceeds to the Company from the sale of the Second and Third Convertible Debentures after a 5.0% original issue discount, will be approximately $3,045,000 after deducting placement agent fees. The Convertible Debentures bear interest at a rate of 5% per annum. The Company intends to seek approval from its common stockholders for the issuance of the Conversion Shares.

The Purchaser has the right, subject to certain limitations, at any time to convert all or a portion of the Convertible Debentures into fully paid and nonassessable shares of Common Stock at a conversion price which shall be the lower of (i) $2.47 per share (the “Fixed Conversion Price”), or (ii) 88% of the lowest daily volume weighted average trading price of the Company’s Common Stock during the ten trading days prior to the conversion.  The Purchaser, together with any affiliate, will be limited from beneficially owning more than 4.99%, or up to 9.8% at the option of the Purchaser, of the number of shares of Common Stock outstanding immediately after giving effect to such conversion (potentially limiting the Purchaser’s conversion right).

The Company at its option has the right to redeem (a “Redemption”), in part or in whole, subject to certain notice requirements, outstanding principal and interest under the Convertible Debentures prior to the Maturity Date provided that as of the date of the Purchaser’s receipt of a Redemption notice the trading of the Company’s Common Stock is less than the Fixed Conversion Price.  The Company will pay an amount equal to the principal amount being redeemed plus a redemption premium equal to 15% of the outstanding principal amount being redeemed plus outstanding and accrued interest.

The Convertible Debentures contain standard and customary events of default including, but not limited to, failure to make payments when due, failure to observe or perform covenants or agreements contained in the Convertible Debentures, the breach of any material representation or warranty contained therein, the bankruptcy or insolvency of the Company, failure to timely file a registration statement for the Conversion Shares in a timely manner, the suspension of trading of Common Stock, and a change of control of the Company (each, an “Event of Default”). If any Event of Default occurs, subject to any cure period, the full outstanding principal amount, together with interest (including default interest of 15% per annum) and other amounts owing in respect thereof to the date of acceleration will become, at the Purchaser’s election, immediately due and payable in cash.

The Fixed Conversion Price of the Convertible Debentures is subject to appropriate adjustment in the event of recapitalization events, stock dividends, stock splits, stock combinations, reclassifications, reorganizations or similar events affecting the Company’s Common Stock and certain dilutive issuances.

Pursuant to the terms of a registration rights agreement entered into between the Company and the Purchaser, dated as of October 27, 2020 (the “Registration Rights Agreement”), which was entered into in connection with the Securities Purchase Agreement, the Company agreed to file a registration statement by December 11, 2020 for the resale of the Conversion Shares.

The foregoing description of the Convertible Debentures, the Securities Purchase Agreement and the Registration Rights Agreement are qualified in their entirety by reference to the Form of Convertible Debenture, the Securities Purchase Agreement and the Registration Rights Agreement, copies of which are filed as Exhibits 4.1, 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated by reference in this Item 1.01.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The information set forth under Item 1.01 of this Current Report on Form 8-K regarding the Convertible Debentures and the Conversion Shares is incorporated by reference into this Item 3.02.

The Company issued the Initial Convertible Debenture, and plans to issue the Second and Third Convertible Debentures, to the Purchaser in reliance on the exemption from registration provided for under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Company relied on this exemption from registration for private placements based in part on the representations made by the Purchaser, including the representations with respect to the Purchaser’s status as an accredited investor, as such term is defined in Rule 501(a) of the Securities Act, and the Purchaser’s investment intent.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)            Exhibits

Exhibit No.	Description

4.1	Form of Secured Convertible Debenture
10.1	Securities Purchase Agreement, dated as of October 27, 2020, between Medalist Diversified REIT, Inc. and YA II PN, LTD.
10.2	Registration Rights Agreement, dated as of October 27, 2020, between Medalist Diversified REIT, Inc. and YA II PN, LTD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED REIT, INC.

Dated: November 2, 2020	By:	/s/ Thomas E. Messier
Thomas E. Messier
Chief Executive Officer, Chairman of the Board, Treasurer and Secretary